UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  October 30, 2007
(Date of earliest event reported)


 Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust 2007-GG11
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                         (Exact name of issuing entity)


                   Greenwich Capital Financial Products, Inc.
                   ------------------------------------------
               (Exact name of sponsor as specified in its charter)


                         Goldman Sachs Mortgage Company
                         ------------------------------
               (Exact name of sponsor as specified in its charter)


                   Greenwich Capital Commercial Funding Corp.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-131400-03              06-1565524
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(State or other jurisdiction       (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)


    600 Steamboat Road, Greenwic h CT                                 06830
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(Address of principal executive offices)                            (Zip Code)


Registrant's Telephone Number, including area code  (203) 625-7200
                                                    ----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Shell Company Transactions - Not Applicable

(d)  Exhibits

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Item 601(a) of
Regulation S-K
Exhibit No.        Description
--------------     -----------
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(8.1)              Opinion of Cadwalader, Wickersham & Taft LLP, dated as of
                   October 30, 2007, relating to validity and tax matters.
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

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GREENWICH CAPITAL COMMERCIAL FUNDING CORP.

Date: October 30, 2007

                                      By: //S// Andrew Snow
                                          --------------------------------------
                                      Name:  Andrew Snow
                                      Title: Senior Vice President

                                  Exhibit Index
                                  -------------


Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

8.1                 Opinion of Cadwalader, Wickersham & Taft            E
                    LLP, dated as of October 30, 2007,
                    relating to validity and tax matters.